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                                                                    Exhibit 23.5




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 3 to Registration Statement on Form F-3 (No. 333-89618) of our report dated January 25, 2002 relating to the consolidated financial statements, which appears in Enbridge Inc.'s Annual Report on Form 40-F for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
Chartered Accountants

Calgary, Alberta, Canada
September 23, 2002